EXHIBIT 10.11

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, Shawn D. Phillips, an individual with an address of 8468 Lewis Court, Arvada, Colorado 80005 (the "Borrower") promises to pay Bishane Race, LLC, a Colorado limited liability company, with an address of Post Office Box 31403, Aurora, Colorado 80041 ("Note Holder"), the principal sum of Six Hundred Thousand Dollars ($600,000), with interest, until paid on or before August 1, 2017. Payments are due in monthly payments of $11,000, with the first payment of principal only in the amount of $5,000 due on August 1, 2014, and all subsequent payments of principal and interest due on the 1st day of each month thereafter. Such payments shall continue until the entire indebtedness evidenced by this Note is fully paid; provided, however, if not sooner paid, the entire principal amount outstanding thereon shall be due and payable on August 1, 2017.

     1. Borrower shall pay to Note Holder a late charge of 5% of any payment not received by Note Holder within 10 days after the payment is due.

     2. Payments received for application to this Note shall be applied as follows, and as set forth in the Payment Schedule attached hereto: $6,000 applied to accrued interest and $5,000 applied in reduction of the principal amount hereof. In addition to the monthly payment stated above, Borrower shall make quarterly principal payments of $25,000 each, and each $25,000 payment shall be applied in reduction of the principal amount of the Note. The first quarterly payment is due on October 1, 2014 and then each subsequent quarterly payment shall be made every three months until the Note is paid in full.

     3. Borrower may prepay the principal balance of this Note at any time without penalty.

     4. If any payment required by this Note is not paid when due, after any applicable grace period, Borrower shall be given a ten (10) day notice of default, as set forth herein. Such notice of default shall specify the amount of the nonpayment, plus any unpaid late charges and other costs, expenses and fees due under this Note. Until the expiration of said ten-day period, the Borrower may cure all defaults consisting of a failure to make required payments by tendering the amounts of all unpaid sums due at the time of tender, without acceleration, as specified by the Note Holder in such notice. Cure restores the Borrower to his rights under this Note as though defaults had not occurred. Notice to Borrower provided for in this section shall be as set forth in paragraph 5 below. If, after thirty (30) days, any payment required by this Note is not paid, Borrower shall be in default and interest will accrue on the then unpaid principal balance at a rate of 18%.

     5. In addition to default in the payment of principal and interest as described above, if there is a default in the performance of any other covenant or agreement contained in the Deed of Trust, after giving effect to the applicable grace, notice or cure period, if any, then or at any time thereafter at the option of Lender, and so long as such default remains uncured, the entire loan balance shall immediately become due and payable without further notice, and Lender may exercise any and all of it remedies under the Note and Deed of Trust or available at law or in equity. The failure of the Note Holder to exercise such option set forth in paragraph 4 above or this paragraph 5 upon default shall not be taken or construed to be a waiver of the right to exercise such options for any subsequent default.

     6. Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (1) electronic delivery to Borrower; or (2) mailing such notice by first-class U.S. mail, addressed to Borrower at Borrower's address stated below, or to such other address as Borrower may designate by notice to the Note Holder. Any notice to the Note Holder shall be in writing and shall be given and be effective upon (1) electronic delivery to Note Holder; or (2) by mailing such notice by first-class U.S. mail to the Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by notice to Borrower.

      Notice to Note Holder:

            Bishane Race, LLC
            c/o Anthony Whitmore
            P.O. Box 31403
            Aurora, CO  80041

      Notice to Borrower:

            Shawn D. Phillips
            8468 Lewis Court
            Arvada, CO  80005

     7. The indebtedness evidenced by this Note is secured by a Deed of Trust, Security Agreement and Financing Statement dated contemporaneously herewith, which until terminated contained additional rights of Note Holder.

                 [CAUTION: SIGN ORIGINAL NOTE ONLY/RETAIN COPY]



EXECUTED this 24th day of July, 2014.

                                    BORROWER


                                    /s/ Shawn D. Phillips
                                    ---------------------
                                    Shawn D. Phillips

                               ASSIGNMENT OF NOTE


     THIS ASSIGNMENT is entered into effective this ___ day of October, 2014 by and between Shawn D. Phillips, ("Assignor") and Strainwise, Inc., a Colorado corporation ("Assignee").

                                    Recitals

     WHEREAS, Shawn D. Phillips executed a Promissory Note originally payable to Bishane Race, LLC ("Note Holder") in the principal amount of Six Hundred Thousand Dollars ($600,000.00) ("the Note") and a Deed of Trust ("Deed of Trust") executed on July 29, 2014 guaranteeing the Note as well as a Security Agreement executed on August 27, 2014 ("Security Agreement"); and

     WHEREAS, Assignor desires to assign to Assignee all of Assignor's obligations in the Note, Deed of Trust and Security Agreement to Assignee, and Assignee desires to assume the same, subject to the terms, provisions and modifications contained herein.

     NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


     1. Assignment. As of the effective date referenced above, Assignor hereby assigns, transfers and conveys to Assignee any and all of Assignor's obligations. Hereafter, Assignor disclaims any further obligation under the Note, Deed of Trust and Security Agreement. In conjunction with the assignment, Assignor represents and warrants that:

          (i) Assigner is the legal borrower under the Note; and

         (ii) Assignor has the right, power and authority to execute this Assignment; and

         (iii) Except as reflected above, the Note has not been amended or modified; and

         (iv) That no act or omission on the part of the Note Holder has occurred, which would constitute a default under the Note.

     2. Acceptance and Indemnification. Assignee hereby accepts the foregoing assignment and transfer and promises to observe and perform all services and obligations required under the Note, Deed of Trust and Security Agreement accruing on or after the Assignment Date or otherwise attributable to the period commencing on said date and continuing thereafter for so long as the Note remains in full force and effect. Assignee shall indemnify, defend and hold harmless Assignor, its affiliates, agents and assigns, from any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever, including attorneys' fees, which arise from or relate to the Note on or after the Assignment Date.

     3. Binding Effect. This Agreement shall be binding upon the parties hereto, their successors and assigns.

        IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.


ASSIGNOR: SHAWN D. PHILLIPS

By:  /s/ Shawn D. Phillips
     -------------------------------------



ASSIGNEE: STRAINWISE, INC.


By:  /s/ Shawn D. Phillips
     -------------------------------------
     Shawn D. Phillips, Chief Executive Officer

                  DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT


     THIS INDENTURE is made and entered into this f day of July , 2014 , between Shawn D. Phillips, an individual ("Grantor"), whose address is 8468 Lewis Court, Arvada, Colorado 80005 and the Public Trustee of Denver County, Colorado ("Trustee").

 WITNESSETH:

     WHEREAS, Grantor has executed that certain promissory note ("Note") bearing even date herewith for the principal sum of Six Hundred Thousand And No/100 Dollars ($ 600,000.00), payable to the order of Bishane Race, LLC ("Beneficiary"), whose address is Post Office Box 31403, Aurora, Colorado 80041 with interest thereon from the date hereof as provided in the Note and with the balance of principal and interest due and payable in full on August 1, 2017; and

     WHEREAS, Grantor is desirous of securing to Beneficiary, their successors and assigns, the payment of the principal and interest becoming due under the Note, together with any and all advances made, expenditures authorized, costs and attorneys' fees incurred, or any other additional sums as provided for herein or in the Note secured hereby which are expended or incurred by Beneficiary (all of which shall collectively hereinafter sometimes be referred to as the "Secured Indebtedness");

     NOW, THEREFORE, Grantor, in consideration of the premises and for the purpose of securing payment of the Note and the other Secured Indebtedness, does hereby grant, bargain, sell, and convey unto Trustee, in trust forever, that real property ("Property"), whether now owned or hereafter acquired by Grantor, situated in the County of Denver, State of Colorado ("Property") and more particularly described in Exhibit A attached hereto.

     TOGETHER with all and singular the tenements, hereditaments, easements, rights-of-way, licenses, and appurtenances thereunto belonging or in any wise appertaining, whether now owned or hereafter acquired by Grantor, and any and all rights of ingress and egress to and from adjoining property (whether such rights now exist or subsequently arise), together with the rents, issues, profits and other income thereof, and also the entire estate, right, title, interest, claim, and demand whatsoever of Grantor of, in, and to the same and of, in, and to every part and parcel thereof; and

     TOGETHER with all buildings, structures, and improvements now or hereafter located on the Property, and any and all easements, rights-of-way, and licenses used in connection therewith; and

     TOGETHER with all oil, gas, minerals, water and water rights, and drains and drainage rights appurtenant to, located on, under, or above, or used in connection with the Property and the improvements situated thereon, or any part thereof, whether now existing or hereafter created or acquired; and .

     TOGETHER with all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property of every kind and nature whatsoever, now or hereafter located in or upon the Property or any part thereof and used or usable in connection with any present or future operation of the Property ("equipment") and now owned or hereafter acquired by Grantor, including, without limiting the generality of the foregoing, all heating, lighting, laundry, incinerating, and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire-prevention, fire-extinguishing, refrigerating, ventilating, and communications apparatus, air-cooling and air-conditioning apparatus, elevators, escalators, shades, awnings, screens, storm doors and windows, stoves, refrigerators, attached cabinets, partitions, ducts, and compressors and all of the right, title, and interest of Grantor in and to any equipment which may be subject to any title retention or security agreement or chattel mortgage superior to the lien of this Deed of Trust. It is understood and agreed that all equipment is part and parcel of the Property and appropriated to the use of the Property and, whether affixed or annexed or not, shall for the purpose of this Deed of Trust be deemed conclusively to be real estate and conveyed hereby. Grantor agrees to execute and deliver, from time to time, such further instruments as may be requested by Beneficiary to confirm the lien of this Deed of Trust on any equipment; and

     TOGETHER with all leases, rents, issues, royalties, bonuses, income, and profits, of each and every kind, now or hereafter relating to or arising from the Property and the improvements situated thereon; and

     TOGETHER with any and all awards or payments, including interest thereon, and the right to receive the same, resulting from the exercise of any right of eminent domain, the alteration of the grade of any road or street, or other injury to, taking of, or decrease in the value of the Property and the improvements situated thereon; and

     TOGETHER with all right, title and interest of Grantor, if any, in and to the land lying in the bed of any street, road, avenue or alley whether open, proposed or vacated, in front of or adjoining the property; and

     TOGETHER with all other or greater rights and interests of every nature in the foregoing property and Grantor's rights to the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Grantor.

     ALL OF THE FOREGOING property is sometimes hereinafter collectively referred to as the "Mortgaged Property."

     IN TRUST NEVERTHELESS, and time being of the essence hereof, that in the event of any default by Grantor as defined herein, Beneficiary or the legal holder of the Note may file notice with Trustee declaring such default and their election and demand that the Mortgaged Property be advertised for sale and sold in accordance with the statutes of the State of Colorado; and thereupon, Trustee shall sell and dispose of the Mortgaged Property (en masse or in separate parcels, as Trustee deems best), and all the right, title, and interest of Grantor, its successors and assigns, in and to the Mortgaged Property, at public auction at the front door of the courthouse in the county of Colorado wherein the Mortgaged Property is situated, or on said premises as may be specified in the notice of such sale, for the highest and best price the same will bring in cash, after public notice having been previously given of the time and place of such sale in accordance with the statutes of the State of Colorado by advertisement weekly in some newspaper of general circulation at that time published in said county in Colorado wherein the Mortgaged Property is situated; copies of said notice shall be mailed in accordance with the statutes of the State of Colorado governing sales of real estate by Trustee, and Trustee shall make and give to the purchaser of the Mortgaged Property at said sale a Certificate of Purchase, describing such Mortgaged Property sold, the sum paid therefor, and the time when the purchaser (or other persons entitled thereto) shall be entitled to a deed therefor, unless the same shall be redeemed as provided by law; and Trustee shall, upon demand by the party holding the said Certificate of Purchase, the time for redemption having expired, make, execute, and deliver to such party a deed to the Mortgaged Property purchased in accordance with the statutes of the State of Colorado, and Trustee shall, out of the proceeds of said sale, after first paying and retaining all fees, charges, and costs incident to such foreclosure sale, including, without limiting the generality of the foregoing, all attorneys' fees and court costs and charges of every character, pay to Beneficiary or the legal holder of the Note the principal, interest, and additional sums due on the Note, including, without limiting the generality of the foregoing, late charges, default interest charges, and fees due under the Note, according to the tenor and effect thereof, and all monies advanced by Beneficiary or the legal holder of the Note for insurance, taxes, assessments, repairs, maintenance, utilities, maintenance fees, mechanics' liens or any other liens on the Mortgaged Property of whatever nature, or for the payment of Grantor's debts, and any other Secured Indebtedness with interest thereof from the date of the foreclosure sale to the date of such payment by Trustee at an interest rate per annum equal to the default interest rate set forth in the Note, rendering the overplus, if any, first unto any subsequent lienors in accordance with the statutes of the State of Colorado, and then unto Grantor, which sale and deed so made shall be a perpetual bar, both in law and equity, against Grantor and all other persons claiming the Mortgaged Property, or any part thereof, by, from, through, or under Grantor, or any of them.

     It shall be specifically authorized herein that Beneficiary or the legal holder of the Note or their representatives may bid at the foreclosure sale held by Trustee or by Order of Court and any bid by Beneficiary or the legal holder of the Note may take into consideration anticipated taxes, assessments, insurance premiums, utilities, maintenance expense, management costs, repairs, title expense, and the then going real estate agent's commission all or any of which may be incurred during the period of redemption or in order to subsequently sell or otherwise dispose of the Mortgaged Property after the issuance of the Public Trustee's deed, and such amounts shall not be deemed an overplus distributable to junior lienors or Grantor.

     This Deed of Trust shall secure, as a part of the Secured Indebtedness, without limiting the generality of the foregoing, any additional advances and any expenditures made by Beneficiary or the legal holder of the Note (as determined in their sole discretion) for all sums due under any lien prior to this Deed of Trust, which sums Beneficiary and/or the legal holder of the Note elect to pay in order to protect their security interest in the Mortgaged Property, together with any taxes, special assessments, insurance premiums, costs of completing the construction of any unfinished improvements, costs of repairing, maintaining, and preserving said improvements, cost of storage of materials for incorporation into the improvements and purchased with funds disbursed under the Note, utility charges, delinquent payments fees, attorneys' fees, and any other expenditures made or charges incurred by Beneficiary and I or the legal holder of the Note, with interest thereon from the date of such expenditure at an interest rate per annum equal to the default interest rate set forth in the Note, all of which sums may be added to Beneficiary's or the legal holder of the Note's bid at any foreclosure sale held pursuant hereto. Grantor hereby assigns to Beneficiary and the legal holder of the Note any right Grantor may have by reason of any prior encumbrance on the Mortgaged Property or by law or otherwise to cure any default under said prior encumbrance, and further assigns to Beneficiary and the legal holder of the Note any right Grantor may have by reason of contract or by law or otherwise to make any or all of the payments described in this paragraph or which Beneficiary or the legal holder of the Note is permitted to make on behalf of Grantor by the terms of this Deed of Trust Further, it shall be lawful for the holder of the Certificate of Purchase covering the Mortgaged Property to make any of the foregoing expenditures, and upon filing receipts evidencing payment of the same with Trustee or the Sheriff or other person lawfully conducting said sale and issuing said Certificate of Purchase, such payments or expenditures shall thereupon become an additional claim or indebtedness in favor of the holder of such Certificate of Purchase and against the Mortgaged Property so sold. Before redemption can be made from such foreclosure sale, the party redeeming shall be required to pay, in addition to the amounts specified in said Certificate of Purchase, with interest thereon as provided herein, the further and additional amounts represented by the foregoing expenditures, together with interest thereon from the date of such expenditure at an interest rate per annum equal to the default interest rate set forth in the Note. In the event of default or foreclosure and if, in the opinion of Beneficiary or the legal holder of the Note, it is necessary to complete construction of any incomplete improvements or make repairs, alterations, or renovations to the Mortgaged Property in order to preserve, protect, or prevent waste, or change the manner of utilization or nature of occupancy, Beneficiary shall have the right to proceed as it deems advisable and Grantor does hereby appoint Beneficiary as its attorney-in-fact to do such things as are hereby provided, and this power of attorney is coupled with an interest in the Mortgaged Property and is irrevocable.

     AND, Grantor represents, warrants, and covenants to Beneficiary, their successors and assigns, that Grantor is now in a solvent condition; and no bankruptcy or insolvency proceedings are pending or contemplated by Grantor, or to Grantor's knowledge, threatened against Grantor. Grantor, for himself and for his heirs, successors, and assigns, covenants and agrees to and with the Trustee and Beneficiary that at the time of the ensealing and delivery of these presents, it is well seized of the said lands and tenements in fee simple title to the Mortgaged Property and has good right, full power and lawful authority to grant, bargain, sell, convey, transfer, assign and mortgage the Mortgaged

Property. Grantor hereby fully and absolutely waives and/or subordinates all rights and claims it may have in or to the Mortgaged Property as a homestead exemption or other exemption under or by virtue of any federal, state, or local law now or hereafter in effect.


GENERAL COVENANTS


     THE GRANTOR FURTHER COVENANTS AND AGREES AS FOLLOWS:

     1 Payment. Grantor will make prompt payment, as the same become due, of all installments of principal, interest, and other charges becoming due under the Note or this Deed of Trust.

     2 Payment of Taxes and Prior Encumbrances. During the continuance of the Secured Indebtedness or any part thereof, the Grantor will, prior to delinquency, pay all taxes and assessments levied on the Mortgaged Property (including water) and all amounts due or to become due on account of principal and interest on prior encumbrances, if any.

     3 Insurance of Premises. Grantor shall keep the Mortgaged Property insured, in such amounts and with such companies as Beneficiary shall approve in writing, against loss by fire, lightning, windstorm, tornado, flood, boiler explosion or malfunction, any other casualty, and public liability with loss of rents and such other causes as may be required by Beneficiary with loss payable to the Beneficiary hereunder as their interest may appear. Grantor will deliver to the Beneficiary the policy or policies of insurance, with a standard mortgage clause in favor of Beneficiary attached thereto, as further security for the Secured Indebtedness. In the event of loss or damage, the proceeds of all such insurance may be applied to the payment of the Secured Indebtedness or to the repair, rebuilding, or replacement of the improvements damaged or destroyed, as the Beneficiary in their sole discretion may elect or direct. The said proceeds of such insurance, if to be applied to repair, rebuilding or replacement of improvements, shall be retained in the possession of the Beneficiary until the said repair, rebuilding or replacement, in the sole judgment of the Beneficiary, is complete.

     4 Advances by Beneficiary for Taxes, Insurance or Prior Encumbrances. In the case of the refusal or neglect of the Grantor to thus insure and deliver the policies of insurance or to pay such taxes or assessments or amounts due or to become due on prior encumbrances, if any, the Beneficiary may procure said insurance or pay such taxes, assessments or amount due upon prior encumbrances, if any, and all monies thus paid, with interest thereon at fifteen percent (15%) per annum, shall become so much additional indebtedness secured by this Deed of Trust, and shall be paid out of the proceeds of sale of the Property aforesaid if not otherwise paid by the Grantor. Such failure to so insure or to pay such amounts shall be a violation or breach of the covenants of this Deed of Trust.

     5 Security Agreement. This Deed of Trust shall also constitute a security agreement from the Grantor to the Beneficiary under the Colorado Uniform Commercial Code, as amended. IT IS INTENDED THAT THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING under the Uniform Commercial Code. Certain of the goods described herein are or are to become fixtures related to the Property. The Grantor agrees to execute and deliver to the Beneficiary for filing with the Office of the Clerk and Recorder where the land is situated and with the Colorado Secretary of State's Office, such financing and continuation statements as may be required in the Beneficiary's sole opinion to perfect or continue as perfected the security interest created by this Deed of Trust If the Grantor fails upon demand to execute and deliver to the Beneficiary such financing or continuation statements, the Grantor shall thereupon automatically and irrevocably have appointed and does hereby appoint the Beneficiary as the Grantor's attorney-in-fact for the purpose of executing such financing or continuation statements, the power of attorney hereby given by the Grantor to the Beneficiary being a power of attorney coupled with an interest and shall not be affected by the death or disability of Beneficiary.

     6. Environmental Requirements The Grantor represents and warrants to the Beneficiary that ownership began on or about February 1. 2007 and commenced to February 28m, 2010 wherein Grantor became a tenant on or about March 1st, 2010 and to present.


     7 Possession of the Property-Appointment of Receiver In the case of any default or breach under the terms and covenants of the Secured Indebtedness or this Deed of Trust, the Beneficiary shall at once become entitled to the possession, use and enjoyment of the Mortgaged Property and to the rents, issues and profits therefrom, from the date of the accruing of such right and continuing during the pendency of foreclosure proceedings including any period of redemption. Such possession shall at once be delivered to the Beneficiary or the holder of the Certificate of Purchase upon demand. Upon refusal, the delivery of such possession may be enforced by the Beneficiary or the holder of the Certificate of Purchase by an appropriate civil suit or proceeding. The Beneficiary or the holder of the Certificate of Purchase shall be entitled to appointment of a receiver for the Mortgaged Property to receive the rents, issues and profits therefrom from and after any such default, including the time covered by foreclosure proceedings and the period of redemption, as a matter of right without regard to the solvency or insolvency of the Grantor or of the then owner of said Property and without regard to the value of the Mortgaged Property. Such receiver may be appointed by any court of competent jurisdiction upon ex-parte application and without notice, notice being hereby expressly waived. All rents, issues, profits, income and revenue from said Mortgaged Property shall be applied by such receiver to the payment first of the fees and costs of such receivership proceeding and then to the Secured Indebtedness. The balance remaining, if any, shall be disposed of in accordance with the orders and directions of the court. The fees of any such receiver, attorneys' fees incurred in appointment of the receiver and administration of the receivership estate and all costs, including court costs, shall be the liability of the Grantor, its successors and assigns, shall be due and payable upon demand and shall become so much additional indebtedness secured hereby. Failure to pay said fees and costs upon demand shall be in breach of the terms of this Deed of Trust. The rights of Beneficiary under this paragraph shall be in addition to and not in lieu of any rights existing by virtue of a separate Assignment of Leases, Rents and Other Income.

     8 Alienation or Encumbrance of the Mortgaged Property. In the event the Grantor shall sell, convey, alienate or dispose of the Mortgaged Property described in this Deed of Trust, any part thereof or any interest therein (including, but not limited to, outright conveyance; conveyance or alienation of any interest in the Mortgaged Property or any part thereof by land installment contract or contract for deed; and alienation of any interest in the Mortgaged Property by lease or rental agreement with option to purchase) the entire Secured Indebtedness, irrespective of the maturity dates expressed therein, shall, at the option of the Beneficiary and without delay or notice, immediately become due and payable. If the Beneficiary does not accelerate the obligation, the Beneficiary, as a condition precedent to their waiver of their right to accelerate the obligation, (a) may require the party to whom the Mortgaged Property or any part thereof is alienated to assume the Mutual Encumbrance and Secured Indebtedness; (b) may charge a transfer fee (which shall be in addition to title insurance, abstracting, credit reports, surveys, attorneys' fees and other charges pertaining to the transfer or sale); and/or (c) may increase the interest rate on the Secured Indebtedness to a rate in excess of the rate set forth in the Note secured by this Deed of Trust. If the Secured Indebtedness is accelerated by reason of sale, conveyance, alienation or disposal of the Property or any part thereof, the indebtedness as accelerated shall include as a part of the principal balance and interest accrued at the rate set forth in said Note, the equity participation amount, if any, as set forth in the said Note.

     In the event the Grantor shall further encumber the Mortgaged Property described in this Deed of Trust by creation of a lien or encumbrance junior to the lien of this Deed of Trust without the prior written consent of the Beneficiary hereunder, the entire Secured Indebtedness secured by this Deed of Trust, irrespective of the maturity dates expressed therein, shall at the option of the Beneficiary and without delay or notice become immediately due and payable. The consent of the Beneficiary to such further encumbrance shall not be unreasonably withheld. Nothing in this paragraph shall, however, limit the ability of the Beneficiary hereunder to withhold consent to alienation of the Mortgaged Property as set forth in the paragraph immediately above.

     9 Funds for Taxes and Insurance. Intentionally omitted. Not applicable.

     10 Time of the Essence. Time is of the essence of this Deed of Trust and in the event the Grantor or the Grantor's successors or assigns fail to pay Beneficiary any and all sums due according to the terms of the Note and this Deed of Trust and fail to observe and perform any of the covenants and agreements contained in said Note or this Deed of Trust, Beneficiary may, at its option, declare said Note and the remaining indebtedness owing thereunder due and payable, and any tax assessments, insurance premiums, or other advances made or paid by said Beneficiary and not repaid by the Grantor shall become an additional indebtedness hereunder and secured by this Deed of Trust

     11 Covenant Against Waste. The Grantor, for himself and for his heirs, successors and assigns, covenants and agrees to maintain the Mortgaged Property in good and safe repair and not to permit any waste upon the Mortgaged Property which would impair the value of the security, which waste may consist of, but is not limited to, cutting and removal of timber and lumber; removal of topsoil and gravel; overgrazing; strip mining; and neglect in the repair and maintenance of the improvements.

     12 Condemnation. If the Mortgaged Property or any part thereof shall be condemned and taken under the power of eminent domain, all damages and awards for the portion of the Mortgaged Property so taken shall be applied at the option of the Beneficiary either to the repayment of the Secured Indebtedness or to the rebuilding, repair and restoration of the lands and/or improvements damaged by said taking. Any balance of such damages or awards remaining after application as above set forth shall be paid over to the Grantor.

     13 Operating Statements, Inspection and Management. Beneficiary shall have the right, at all reasonable times, to inspect the Mortgaged Property, upon giving Grantor 48 hours written notice. If, Grantor has a monetary default three times in a 12 month period, if requested by Beneficiary, Grantor shall furnish to Beneficiary, within one hundred twenty (120) days after the request from Beneficiary, a balance sheet and, a statement of income and expenses of the Mortgaged Property, each in reasonable detail and certified by Grantor.

     Prior to entering into any agreement or arrangement for the management of the Mortgaged Property by any party or parties other than any entity wholly or partially affiliated with Beneficiary, Grantor shall first submit such agreement or arrangement to the Beneficiary. Grantor, or any party selected by Grantor to manage the Mortgaged Property, shall at all times manage and operate said Mortgaged Property in compliance with all applicable laws, ordinances, orders, rules and regulations. Grantor, or its management agent, shall perform all management functions, including, but not limited to, the providing of utilities, cleaning, repair and maintenance services in a manner consistent with the operation of a first-rate Property of similar nature to that encumbered hereby in the general locale of the Mortgaged Property.

     14 Approval of Leases. Intentionally omitted. Not applicable.

     15 Forebearance; Substitution of Collateral; Partial Releases. It is understood and agreed that the Beneficiary may, at any time, without notice to any person, grant to the Grantor any indulgences of forebearance, grant any extension of time for payment of any indebtedness secured hereby, or allow any change or changes, substitution or substitutions, of or for any of the Property described in this Deed of Trust or any other collateral which may be held by Beneficiary. Beneficiary's action in so doing shall in no way affect the liability of the Grantor, any endorsers of the indebtedness secured hereby, or any other person liable for the payment of said indebtedness, nor shall it in any way affect or impair the lien of this Deed of Trust upon the remainder of the Property and upon other collateral which is not changed or substituted. It is also understood and agreed that the Beneficiary and the Trustee may, at any time, without notice to any person, release any portion of the Property described in this Deed of Trust or any other collateral which may be held as security for the payment of the Secured Indebtedness either with or without consideration for such release or releases. Such releases shall not in any manner affect the liability of the Grantor, all endorsers and all other persons who are or shall be liable for the payment of said indebtedness, nor shall said releases in any manner affect, disturb or impair the validity and priority of this Deed of Trust, for the full amount of the indebtedness remaining unpaid together with all interest and advances which shall become payable, upon the remainder of the Property and other collateral which is unreleased. It is distinctly understood and agreed by the Grantor and the Beneficiary that any release or releases may be made by the Beneficiary and the Trustee without the consent or approval of any person or persons whomsoever.

     16 Prosecution or Defense of Actions Affecting Obligation or Lien. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust or if any action or proceeding is commenced which affects Beneficiary's interest in the Mortgaged Property or the validity of the Note secured hereby including, but not limited to. actions in eminent domain, code enforcement, insolvency or arrangements or proceedings involving a bankrupt or a decedent's estate, or actions by parties claiming an interest senior and paramount to the lien of this Deed of Trust, or if it becomes necessary for Beneficiary to file an action to uphold or defend the lien of this Deed of Trust, then Beneficiary shall have the right to employ its own legal counsel to defend, pursue, compromise, negotiate, or prevent any such litigation and all sums expended by Beneficiary including reasonable attorneys' fees and other costs in connection with any such legal action shall become so much additional indebtedness secured by this Deed of Trust. The failure of the Grantor to pay to Beneficiary all such sums expended immediately upon demand shall entitle the Beneficiary, at its option, to declare the entire indebtedness to be at once due and payable.

     17 Foreclosure and Attorneys' Fees. In the case of default in any of the payments of principal or interest, according to the tenor and effect of the Note secured hereby, or of a breach or violation of any of the covenants or agreements contained herein, or incorporated herein, then the whole of said principal sum secured hereby, all interest thereon, and the equity participation amount, if any, set forth in the Note secured hereby, may at once or at any time thereafter, at the option of the Beneficiary, become due and payable. If foreclosure is performed by the Public Trustee, attorneys' fees of a reasonable amount for services in the supervision of said foreclosure proceedings together with all other costs of said foreclosure proceedings and as provided herein shall be added by the Public Trustee to the indebtedness secured hereby to be satisfied from the proceeds of the sale of said Mortgaged Property. If foreclosure is made through the courts, reasonable attorneys' fees shall be taxed by the court as a part of the costs of such foreclosure proceedings and such fees and costs shall be treated as a part of the indebtedness secured hereby to be satisfied from the proceeds of the sale of said Mortgaged Property.

     18 Severability; Governing Law; Forum. In the event that any provision or clause of this Deed of Trust conflicts with applicable law, such conflicts shall not affect or invalidate other provisions of this Deed of Trust which can be given effect without the conflicting provision. To this end, the provisions of this Deed of Trust are declared to be severable. The laws of the State of Colorado shall govern the interpretation, construction and enforcement of this Deed of Trust and the Note it secures. The courts of the State of Colorado shall be the forum within which any and all issues of fact and law concerning the said Note and this Deed of Trust shall be resolved.

     19 Successors Bound; Terms; Captions The covenants herein contained shall bind, and the benefits and advantages hereof shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used herein, the singular number shall include the plural and conversely, and the use of any gender shall be applicable to all genders. Whenever the term "Beneficiary" is used herein, it shall include the legal holder or holders of the Note or of the indebtedness secured hereby or, where applicable, the holder of a Certificate of Purchase. Assignment or negotiation of the Note secured hereby shall also be an assignment of the Beneficiary's interest under this Deed of Trust. In particular, without limitations, the word "Note" or the words "Promissory Note" shall be singular or plural as the case may be. The captions and headings of this Deed of Trust are for convenience only and are not to be used to interpret or define the terms of this document.

     IN WITNESS WHEREOF, this Deed of Trust has been executed by the Grantor as of the day and year first above written.


GRANTOR:
/s/ Shawn D. Phillips
---------------------
Shawn D. Phillips



      STATE OF COLORADO )
                        ) ss.
      COUNTY OF DENVER  )

      The foregoing Deed of Trust, Security Agreement and Financing Statement was subscribed, sworn to and acknowledged before me this 2-fi^dav of July, 2014, by Shawn D. Phillips.

      Witness my hand and official seal.

                                     /s/ Kenneth York Jr.
                                     -------------------------------
                                        Notary

My commission expires:

8/9/2016
----------------------


KENNETH YORK JR.
NOTARY PUBLIC STATE OF COLORADO
NOTARY ID 20124050354 My Commission Expires August 9, 2016

EXHIBIT A


Parcel II

A parcel of land located in the East 1/2, Southeast 1/4 of Section 14, Township 3 South, Range 68 West of the 6th P.m.; City and County of Denver, State of Colorado, more particularly described as follows: Commencing at a point on the Easterly Right-of-Way Line of Race Street which bears N00o00'00"E, (basis of bearing) 611.26 feet from the Northerly line of 49th Avenue; Thence N00o00'00"E, along said Easterly line 241.19 feet to the True Point of Beginning; Thence N00o00'00"E, 177.06 feet to the Southerly Right- of_Way Line of Vacated 51st Avenue; Thence S89(degree)59'35"E, along said Southerly line, 10.00 feet; Thence N00(degree)00'00"E, 75.05 feet to the Southeasterly Right-of_Way Line of Brighton Boulevard; Thence N45(degree)34'24"E, along said Southeasterly Line,
236.21 feet, to the Northerly corner of parcel of land described in Book 9908 at Page 361; Thence along the Easterly and Northerly lines of said Parcel the following Two(2) Courses:

(1)  S00(degree)16'35W, 185.03 feet (184.55 feet record), Thence
(2)  S89(degree)43'25"E, 85.70 feet;

Thence S00(degree)14'35"W, 25.04 feet to a point on the Westerly extension of the Northerly line of parcel of land described in Book 8055 at Page 501, Thence S89(degree)59'35"E, along said extension 3.31 feet to the Northwesterly corner of said parcel; Thence Southerly along the Westerly line of said parcel the following Three(3) Courses:

(1)  S00o19'05W, 115.66 feet; Thence
(2)  S89(degree)59'35"E, 11.10 feet; Thence
(3) S00(degree)19'05"W, 93.02 feet to a point on said Westerly line, said point bearing N00o19'05"E, 60 feet from the Southerly terminus of that certain course mentioned in said Book 8055 at Page 501, having a recorded value of "South, a distance of 153.02 feet"; Thence N89(degree)38'54"W, 276.65 feet to the True Point of Beginning, City and County of Denver, State of Colorado, except portion described as follows:

A parcel of land located in the East 1/2, Southeast 1/4 of Section 14, Township 3 South, Range 68 West of the 6th P.M., City and County of Denver, State of Colorado, more particularly descibed as follows: Commencing at a point on the Easterly Right-of-Way line of Race Street which bears N00(degree)00'00"E, (basis of bearing) 611.26 feet from the Northerly line of 49th Avenue; Thence N00(degree)00'00"E, along said Easterly line 241.19 feet to the True Point of Beginning; Thence N00o00'00"E, 177.06 feet to the Southerly Right- of-Way line of vacated 51st Avenue; Thence S89(degree)59'35"E, along said Southerly line,
10.00 feet; Thence  N00o00'00"E,  14.61 feet to a point on the West line of said
Parcel: Thence N89(degree)50(,)60"E, 256.84 feet to a point on the Easterly line of said parcel; Thence Southerly and Westerly along the Following Three(3)
Courses:

(1)  S00(degree)19'05"W, 101.43 feet; Thence
(2)  S89"59'35" 11.10 feet; Thence
(3) S00(degree)19'05"W, 93.02 feet to a point on said Westerly line, said point bearing N00P19'05"E, 60 feet from the Southerly terminus of that certain course mentioned in said Book 8055 at Page 501, having a recorded value of "South, a distance of 153.02 feet"; Thence N89(degree)38'54", 276.65 feet to the True Point of Beginning, City and County of Denver, State of Colorado.

 Known as No. 5110 Race Street, Denver, CO 80216